UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2005

CAPITAL AUTO RECEIVABLES, INC.
CAPITAL AUTO RECEIVABLES ASSET TRUST 2005-1

(Exact Name of Registrant As Specified In Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-105077 (Commission File Number)	38-3082892 (IRS Employer Identification No.)

c/o General Motors Acceptance Corporation
200 Renaissance Center
P.O. Box 200 Detroit, Michigan
48265-2000
(Address of Principal Executive Offices, including Zip Code)

(313) 556-5000
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Opinion of Kirkland & Ellis LLP, with respect to enforceability of securities
Opinion of Kirkland & Ellis LLP, with respect to tax matters

Item 8.01. Other Events.

The registrant previously filed a series term sheet, dated May 25, 2005, setting forth a description of the collateral pool and the proposed structure of $550,000,000 Aggregate Principal Balance of Class A-1 Floating Rate Asset Backed Notes (the “Class A-1 Notes”), $450,000,000 Aggregate Principal Balance of Class A-2a Floating Rate Asset Backed Notes (the “Class A-2a Notes”), $250,000,000 Aggregate Principal Balance of Class A-2b 3.73% Asset Backed Notes (the “Class A-2b Notes” and, together with the Class A-2a Notes, the “Class A-2 Notes”), $600,000,000 Aggregate Principal Balance of Class A-3 Floating Rate Asset Backed Notes (the “Class A-3 Notes”), $760,000,000 Aggregate Principal Balance of Class A-4 4.05% Asset Backed Notes (the “Class A-4 Notes”), $229,825,000 Aggregate Principal Balance of Class A-5 Floating Rate Asset Backed Notes (the “Class A-5 Notes”), $122,803,000 Aggregate Principal Balance of Class B Floating Rate Asset Backed Notes (the “Class B Notes”), $46,051,000 Aggregate Principal Balance of Class C 4.73% Asset Backed Notes (the “Class C Notes”) and $30,701,000 Aggregate Principal Balance of Class D 6.50% Asset Backed Notes (the “Class D Notes,” and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class B Notes and the Class C Notes referred to collectively herein as the “Notes”) by Capital Auto Receivables Trust 2005-1 (the “Trust”), as an Exhibit to the Current Report on Form 8-K, dated as of May 25, 2005. Only the Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class B Notes and Class C Notes are being offered publicly for sale.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

5.1	The following is filed as an Exhibit to this Report under Exhibit 5.1.

Opinion of Kirkland & Ellis LLP, dated as of May 31, 2005, with respect to enforceability of securities.

8.1	The following is filed as an Exhibit to this Report under Exhibit 8.1.

Opinion of Kirkland & Ellis LLP, dated as of May 31, 2005, with respect to tax matters.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL AUTO RECEIVABLES INC.
Date: May 31, 2005	By:	/s/ C.J. Vannatter
		Name:	C.J. Vannatter
		Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Kirkland & Ellis LLP, dated as of May 31, 2005, with respect to enforceability of securities.

8.1	Opinion of Kirkland & Ellis LLP, dated as of May 31, 2005, with respect to tax matters.